EXHIBIT 99.1
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                       THERMACORE INTERNATIONAL, INC.

                      SPECIAL MEETING OF STOCKHOLDERS
                               April 24, 2001

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned shareholder of THERMACORE INTERNATIONAL, INC., a Pennsylvania corporation, hereby acknowledges receipt of the Notice of Special Meeting of Shareholders dated March [__], 2001 and the Proxy Statement/Prospectus dated March [__], 2001, and revoking all prior proxies, hereby appoints John P. Molony and James E. Rothenberger each as proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Shareholders of THERMACORE INTERNATIONAL, INC. to be held on Tuesday, April 24, 2001 at 10:00 A.M., local time, at the Holiday Inn Lancaster-Visitors Center, 521 Greenfield Road, Lancaster, Pennsylvania and at any adjournments or postponements therefor, and to vote and act upon the matters set forth herein in respect of shares of Thermacore common stock and preferred stock which the undersigned would be entitled to vote or act upon, with all powers the undersigned would possess, if personally present. Each of the matters set forth herein is being proposed by Thermacore.

   IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT THEREOF.

               (To Be Filled In and Signed on the Other Side)

















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                       THERMACORE INTERNATIONAL, INC.



    [X]  Please mark your votes
         as in this example.

                                            FOR      AGAINST   ABSTAIN
    1. Approval and adoption of the         [  ]      [  ]       [  ]
       Agreement and Plan of Merger,
       dated as of December 13, 2000,
       as amended by Amendment No. 1
       to the Agreement and Plan of
       Merger, dated March 15, 2001,
       by and among Thermacore
       International, Inc., Modine
       Manufacturing Company and
       Modine Merger Co., as more
       fully described in the Proxy
       Statement/Prospectus.

    2. Grant the Thermacore board of        [  ]      [  ]       [  ]
       directors the discretionary
       authority to act upon other
       matters relating to the conduct
       of the special meeting and any
       adjournment or postponement
       thereto.


                      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
   PROPOSAL NOS. 1 AND 2. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED ABOVE. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED FOR PROPOSAL NOS. 1 AND 2 IF NO SPECIFICATION IS MADE AND WILL BE VOTED AT THE DISCRETION OF THE PROXY HOLDERS ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.


                      Attendance of the undersigned at the meeting, or at any adjournment or postponement thereof, will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate at such meeting or session the intention of the undersigned to vote said share(s) in person. If the undersigned hold(s) any of the shares of Thermacore in a fiduciary, custodial or joint capacity or capacities, this proxy is signed by the undersigned in every such capacity, as well as individually.

   PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.



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   SIGNATURE                                     DATE:
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   SIGNATURE                                     DATE:
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             (if jointly owned)

   Note: Please sign name(s) exactly as appearing hereon. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally. When signing as a corporation or a partnership, please sign in the name of the entity by an authorized person.






































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